                                                                               .
                                                                               .
                                                                               .

                                                                    EXHIBIT 10.6

                             BURLINGTON/SUN COURIERS
                            EXECUTIVE PROVIDENT FUND

                                      INDEX

                                                                            PAGE
                                                                            ----
RULE 1 --    GENERAL.....................................................    01
RULE 2 --    DEFINITIONS.................................................    02
RULE 3 --    COMMITTEE OF MANAGEMENT.....................................    06
RULE 4 --    ADMINISTRATOR...............................................    09
RULE 5 --    MEMBERSHIP..................................................    10
RULE 6 --    ACCOUNTS AND VALUATIONS.....................................    11
RULE 7 --    TRANSFERS AND AMALGAMATIONS.................................    12
RULE 8 --    CONTRIBUTIONS...............................................    13
RULE 9 --    RETIREMENT BENEFITS.........................................    15
RULE 10 --   PAYMENT OF PENSIONS.........................................    17
RULE 11 --   DEATH BENEFITS..............................................    19
RULE 12 --   WITHDRAWAL BENEFITS.........................................    19
RULE 13 --   FINANCIAL PROVISIONS........................................    19
RULE 14 --   RECONSTRUCTION, TERMINATION AND PARTIAL TERMINATION
             OF THE FUND.................................................    21
RULE 15 --   GENERAL PROVISIONS..........................................    24
ANNEXURE I...............................................................    29
ANNEXURE II..............................................................    30

                                                                        Page - 1


                             BURLINGTON/SUN COURIERS
                            EXECUTIVE PROVIDENT FUND

RULE 1 -- GENERAL

With effect 1 March 1993 the Burlington/Sun Couriers Executive Provident Fund will come into existence, and operate in terms of these Rules.

The object of the Fund is to provide benefits for Employees or former Employees of the Employers upon their retirement on account of age or ill-health, or for dependents of Employees or former Employees of the Employers in accordance with the provisions of these Rules.

The Registered Office of the Fund shall be at CBC House, 259-261 Surrey Avenue, Ferndale, Randburg, 2194 and all payments due to or by the Fund shall be made at the Registered Office of the Fund in the currency of the Republic of South Africa or elsewhere, on such terms and in such manner as the Committee, appointed in terms of these Rules shall decide.

The Fund is an independent body and legal person separate from its Members and is the lawful owner of its property, competent to sue and be sued in law and to acquire rights and assume obligations in its own name.

                                                                        Page - 2


RULE 2 -- DEFINITIONS

In these Rules, where the context so admits, words defined in the Act shall have the meaning defined therein, the masculine gender shall include the feminine, words signifying the singular number shall include the plural and vice versa and the following expressions shall have the following meanings:

"ACT" shall mean the Pension Funds Act 1956 (Act No.24 of 1956) and the regulations framed thereunder, as amended.

"ACTUARIAL RESERVE VALUE" shall mean the accrued actuarial liability with allowance for future salary increases, as determined by the Valuator.

"ADMINISTRATOR" shall mean the corporate body appointed by the Committee to administer the Fund in terms of these Rules.

"APPROVED FUND" shall mean a fund approved by the Commissioner for Inland Revenue and registered by the Registrar as a pension, provident or retirement annuity fund.

"AUDITOR" shall mean an auditor or a firm of auditors registered under the Public Accountants and Auditors Act (Act No.80 of 1991), appointed in terms of these Rules.

"BENEFICIARY" shall mean a person other than a Member who becomes entitled to a benefit in terms of these Rules..

"COMMENCEMENT DATE" shall mean 1 March 1993.

"COMMITTEE" shall mean the Committee of Management appointed in terms of these Rules.

"DEPENDANT" in relation to a Member, means

     (a) a person in respect of whom the Member is legally liable for maintenance;

     (b) a person in respect of whom the Member is not legally liable for maintenance, if such person;

          (i) was, in the opinion of the Committee, upon the death of a Member in fact dependent on the Member for maintenance;

          (ii) in the Spouse of the Member, including a party to a customary union according to Black law and custom or to a union recognised as a marriage under the tenets of any Asiatic religion;

     (c) a person in respect of whom the Member would have become legally liable for maintenance, had the Member not died;

                                                                        Page - 3

"DEPOSIT ADMINISTRATION POLICY" shall have the meaning ascribed to it by the Insurer, be approved as a policy of assurance by the Registrar and issued by the Insurer in the name of the Fund. Such policy shall contain all of the provisions set out in Annexure I to these Rules.

"ELIGIBLE CHILD" shall mean a child, legally adopted child, or stepchild of a Member, provided that such child is unmarried, is under the age of 18 years, and is dependent upon the Member at the time of the Members' death, and shall include a child whom the Committee consider would have been dependent on the Member, had the Member not died. Where the Committee so directs, the age limit of 18 years may be extended up to age 21 years where such child is a full-time student.

"EMPLOYEE" shall mean a person in the employ of, and who has been appointed to the permanent staff of an Employer, who is designated as an Executive by the Principal Employer.

"EMPLOYER" shall mean the Principal Employer and such subsidiary or associated companies and undertakings whose participation in the Fund is agreed by the Principal Employer. In relation to a Member or former Member, "Employer" shall mean that particular Employer by whom the Member is for the time being employed or by whom the former Member was last employed.

"ENTRY DATE" shall, subject to Rule 5 headed Membership, mean in relation to Employees of any particular Employer the date on which such Employees commenced to participate in the Fund.

"FINAL PENSIONABLE SALARY" shall mean the average of the Pensionable Salaries of the Member declared during the 36 months of Service prior to the date of his retirement.

"FUND" shall mean the BURLINGTON/SUN COURIERS EXECUTIVE PROVIDENT FUND.

"FUND YEAR" shall mean the period 1 March 1993 - 28 February 1994 and each following twelve-month period from 1 March 1994.

"GROUP POLICY OF ASSURANCE" shall mean the policy or policies issued in the name of the Fund by an insurer or Insurers to provide life assurance benefits for Members.

"INSURER" shall mean an insurance company registered in terms of the Insurance Act 1943 as amended; appointed from time to time by the Committee to underwrite benefits in accordance with the provisions of these Rules.

                                                                        Page - 4

"INTEREST" shall mean a fair rate of return as determined by the Valuator.

"MEMBER" shall mean an Employee who has satisfied the eligibility conditions of -the Fund and who has been entered in the records of Membership of the Fund (which latter provisions shall include an Employee who has not been entered in such records provided such entry is made as soon as is practicable following his becoming eligible).

"NORMAL RETIREMENT AGE" shall mean the age of 60 years.

"NORMAL RETIREMENT DATE" shall mean the last day of the month in which the Member attains Normal Retirement Age.

"OLD FUND" shall mean Burlington/Sun Couriers Pension Fund:

"PENSION" shall mean the monthly amount payable to a retired Member, Spouse or Eligible Child, in terms of these Rules.

"PENSIONABLE SALARY" shall mean the Member's basic annual salary together with such other amounts as the Employer may determine from time to time and declare to the Fund.

"PENSIONABLE SERVICE" shall mean the number of years and months of Membership of the Fund and Old Fund together with any additional Service recognised as being pensionable in terms of the Rules of any former Fund of the Employer.

A break in Service condoned by an Employer shall not constitute a break in Pensionable Service.

"PENSIONER" shall mean a Member who has become entitled to, and is in receipt of a Pension.

"PRINCIPAL EMPLOYER" shall mean PYRAMID FREIGHT (PTY) LTD AND SUN COURIERS (PTY) LTD.

"REGISTRAR" shall mean the Registrar of Pension Funds in South Africa.

"REVIEW DATE" shall mean 1 March 1993 and 1 March in each subsequent year.

                                                                        Page - 5

"RULES" shall mean these revised Rules as registered and amended from time to time.

"SERVICE" shall mean full-time continuous service in the employ of an Employer or Employers.

"SPOUSE" shall mean the legal wife or husband of a Member, or Pensioner, as the case may be, provided that where custom so permits, if a Pensioner has more than one wife, the Committee may designate more than one Spouse, in which case, the total benefit designated in Rules 11.2 and 11.3 shall be shared among the Spouses in such portions and in such manner as the Committee in its sole discretion shall decide.

"VALUATOR" shall mean a Fellow of the Faculty of Actuaries or a Fellow of the Institute of Actuaries, and for the purpose of these Rules shall mean the particular actuary or firm of actuaries appointed by the Committee.

                                                                        Page - 6


RULE 3 -- COMMITTEE OF MANAGEMENT

3.1 The affairs of the Fund shall be controlled by a Committee of Management, the members of which shall be appointed by the Board of Directors of the Principal Employer and which shall consist of at least three Employees occupying a senior management position on the staff of the Principal Employer. The maximum number of committee Members shall be four.

     The appointment of each member of the Committee of Management shall be approved by the Board of Directors of the Principal Employer. The Board of Directors of the Principal Employer shall appoint the chairman from the members of the Committee of Management.

     Subject to the provisions of the Act the Committee of Management shall have the power to carry out the objects and purposes of the Fund in accordance with the Rules and without detracting from the generality of this provision shall have the following powers:

     (a)  to receive, administer and apply the moneys of the Fund;

     (b) to appoint and enter into contracts with an Insurer to provide the benefits in terms of the Rules,

     (c) to appoint and enter into contracts with the Administrator and to delegate to a Administrator such of its powers and duties in terms of the Rules as it deems fit;

     (d) with the agreement of the Principal Employer, in the name of the Fund, to enter into and sign any contracts or documents and to institute, conduct, defend, compound or abandon any legal proceedings by or against the Fund;

     (e) subject to the approval of the Registrar, to appoint a Valuator to the Fund;

     (f) subject to the approval of the Registrar, to appoint an Auditor for one year at a time;

     (g) subject to the requirements of the Act, to make by-laws not inconsistent with the provisions of the Rules prescribing the manner and form in which the general administration of the Fund shall be conducted and the rights and options of Members and other beneficiaries in terms of the Rules shall be exercised or made;

     (h) generally to perform all such other acts or things as are, in its opinion, conducive to the attainment of the objects of the Fund.

                                                                        Page - 7

3.2 The Committee shall appoint, re-appoint or change the Administrator and shall agree with the Administrator the basis of expense charges and the scale or scales of the fees charged by the Administrator.

3.3 The Principal Employer may remove from Office the Committee any member thereof.

3.4 The Committee shall insure the Fund against to resulting from the dishonesty or fraud of any of its officers (including the Committee and the Administrator) having the receipt or charge of moneys belonging to the Fund.

3.5 All of the Officers of the Fund including the Committee and the Administrator shall be indemnified b the Fund against any losses or expenses incurred not resulting from their negligence, dishonesty or fraud.

3.6 Without detraction from the provisions of Rule 3.3 a member of the Committee shall cease to hold office if:

     (a)  he resigns; or

     (b)  he becomes insane or otherwise incapable of acting; or

     (c) his estate is sequestrated or surrendered or assigned for the benefit of his creditors; or

     (d) he is convicted, whether in the Republic of South Africa or elsewhere, of theft, fraud, forgery, or uttering of a forged document r perjury and has been sentenced therefor to serve a term of imprisonment without the option of a fine or to a fine exceeding two hundred Rands; or

     (e)  he is removed by Court on account of conduct from any office or trust;
          or

     (f) he is convicted for any offence and sentenced to imprisonment without the option of a fine.

3.7 The Committee shall appoint a Principal officer on such terms and conditions as it shall determine. If the Principal Officer is absent from the Republic for more than thirty days, or is otherwise unable to perform his duties, the Committee shall appoint another person to act as Principal Officer for the period of his absence, or disability, and shall advise the Registrar of such person's name.

                                                                        Page - 8


RULE 4 -- ADMINISTRATOR

4.1  Nature and Powers of Administrator

4.1.1 The Administrator shall be a corporate body which, inter alia, performs the specialist function of pension and provident fund administration.

4.1.2 The Committee shall delegate to the Administrator in writing such of its powers and duties as it deems fit and the Administrator shall assume responsibility for the affairs of the Fund to the extent of the powers and duties so delegated.

4.2  Tasks of Administrator

     The Administrator shall be required to:

     (a) maintain such books of account and other records as may be necessary for the purpose of the Fund, and

     (b) establish, maintain and operate a bank account in the name of the Fund for the purpose of transacting the pecuniary business of the Fund, and

     (c) agree with the Committee the. basis of expense charges and scales of remuneration for its services to the Fund, and

     (d) hold in safe-keeping all books of account, entries, registers and such other documents as are essential for the proper working of the Fund, and

     (e) prepare and submit the Rules of the Fund and all subsequent amendments thereto to the Registrar and to the Commissioner for Inland Revenue in accordance with the provisions of the Act and the Income Tax Act (Act No.58 of 1962) as amended, and

     (f) render all returns as required in terms of the relevant Acts of Parliament and generally carry out all such acts and duties as are necessary for the proper administration of the Fund.

4.3  Remuneration

     The Administrator shall be remunerated by the Fund.

                                                                        Page - 9


RULE 5 -- MEMBERSHIP

5.1  Eligibility.

5.1.1 All eligible Employees as at 1 March 1993. shall become Members of the Fund.

5.1.2 All Employees appointed after 1 March 1993 will be required to become a Member of the Fund if he is:

     (a)  in the permanent Service of an Employer, and

     (b)  has attained the age of 18 years but not yet 50 years.

5.2  Discretionary waiver of eligibility conditions

     Notwithstanding the provisions of the above the Committee may, with the consent of the Principal Employer and the approval of the Commissioner for Inland Revenue, waive the conditions of eligibility and admit as a Member an Employee who would otherwise be ineligible, on such terms and conditions as it shall determine, and acting on the advice of the Valuator.

                                                                       Page - 10


RULE 6 -- ACTUARIAL INVESTIGATIONS AND ANNUAL FINANCIAL STATEMENTS

6.1  Actuarial Investigations

     The financial position of the Fund shall be investigated by the Valuator at intervals of not more than three years. The first investigation shall be made at l March 1995.

     The Valuator shall embody the results of his investigation, and any recommendations he may make in a written report to be submitted to the Committee, a copy of the report being furnished to the Administrator.

     The Administrator shall submit a copy of the report to the Registrar and to each participating Employer not more than twelve months after the date to which the investigation applies.

     The Valuator shall be remunerated by the Fund.

6.2  Annual Financial Statements

     The Auditor of the Fund shall have access to all books, papers, vouchers, accounts and documents connected with the Fund.

     The accounting records of the Fund shall be made up as at the 28 February each year and shall be audited by the Auditor. The Auditor shall certify in writing the result of each audit.

     The Administrator shall submit the annual financial statements to the Registrar not more than six months after the date to which the audit applies.

     The Auditor shall be remunerated by the Fund.

                                                                       Page - 11


RULE 7 -- TRANSFERS AND AMALGAMATIONS

If an Employer shall transfer to, amalgamate with or be taken over by any other business, company or organisation this Employer may elect to:

          (i) withdraw wholly from the Fund in which event the provisions of Rule 14 shall apply or

          (ii) continue to contribute to the Fund in respect of Employees, in which event the Fund shall not be affected except that "Employer" shall then mean the now business, company or organisation.

                                                                       Page - 12


RULE 8 -- CONTRIBUTIONS

8.1  Contributions by Member

     Members shall not be required to contribute to the Fund.

8.2  Employer's contributions

8.2.1 The Employer will contribute to the Fund at the rate which is attested by the Valuator as being necessary to provide the benefits as outlined herein.

8.2.2 The recommended contribution made by the Employer may be altered by the committee in consultation with the Valuator should he find that, when valuing the fund, the rate is not sufficient, or more than sufficient, to provide the benefits.

8.3  Payment of Contributions

     The Employer shall pay over the Member's and Employer's contributions to the Fund within a period of seven days from the last day of the month to which the contributions relate, by means of cheque or transfer in favour of the Fund. The Administrator shall deposit the contributions with an institution registered under the Deposit Taking Institutions Act, 1990 (Act No.94 of 1990), in an account opened in the name of the Fund, not later than the first working day following the receipt of the contributions.

                                                                       Page - 13

8.4  Additional Contributions

     A Member who, immediately prior to becoming a Member of the Fund, participated under any other pension or retirement arrangements, may apply any moneys due to him in terms of such pension or retirement arrangements to purchase an additional Pension under the Fund.

     Such Pension shall be in addition to the Pension in terms of the Rules and shall be equal to the Pension as determined by the Valuator as can be purchased with such moneys.

     Provided that where a benefit becomes payable to a Member there shall be added Interest to the original amount (if any) applied in respect of the said Member in terms of the first paragraph of this Rule.

8.5  Past Service Contributions

     A Member may, in addition to the contribution he is required to make in terms of Rule 8.1, contribute to the Fund a further amount in order to secure an additional Pension in respect of any period of past service not taken into account in determining the Member's total Pensionable service as defined in Rule 2. Such contribution shall not exceed in any year the limit prescribed from time to time by the Income Tax Act (Act No.58 of 1962) as amended. The amount of additional Pension so payable shall be determined by the Valuator.

     Provided that where a benefit becomes payable to a Member there shall be added Interest to the original amount (if any) applied in respect of the said Member in terms of the first paragraph of this Rule.

                                                                       Page - 14


RULE 9 -- RETIREMENT BENEFITS

9.1  Pension on Retirement at Normal Retirement Age

     The amount of annual Pension payable in respect of a Member who retires at normal Retirement Age shall be:

9.1.1 Members Appointed as Executives prior to 30.6.1991

     2% of Final. Pensionable Salary for each completed year and month of Pensionable Service, provided that the benefit shall not be less than 751 of the Member's Final Pensionable Salary.

9.1.2 Members appointed as Executives On or after 1 July 1991

     2% of Final Pensionable Salary for each year and month of Pensionable service up to the date of appointment as an Executive

     PLUS

     3% of Final Pensionable Salary for each year and month of Pensionable Service from the date of appointment as an Executive to the date of retirement, provided that the total benefit shall not exceed 75% of Final Pensionable Salary.

9.2  Pension on Voluntary Early Retirement

     With the consent o the Principal Employer, a Member, provided he is within ten years of his Normal Retirement Age, may elect to retire early.

     In this event the Member shall receive an immediate Pension, determined in accordance with the formula contained in Rule 9.1 for the period of Pensionable Service up to the date of retirement and the amount so calculated shall be reduced by 0,5% for each month by which his age at retirement precedes his Normal Retirement Age.

9.3  Pension on Compulsory Early Retirement

     If the Principal Employer has directed that a Member must take early retirement, the Member, provided he is within ten years of his Normal Retirement age, shall proceed on retirement, and shall be entitled to the benefit outlined in Rule 9.2 above. The committee, in its absolute discretion may direct, that for the purposes of this Rule, no reduction of the benefit shall apply. Should granting of a benefit in terms of this Rule require an additional contribution, as determined by the Valuator, then such additional contribution shall be paid to the Fund by the Employer.

                                                                       Page - 15


9.4  Pension on Late Retirement

     If, with the consent of the Principal Employer, a Member elects to remain in the employ of an Employer after the attainment of his Normal Retirement Age then either,

     (a) With the Employers' agreement, the Member and Employer contributions shall continue to be paid. The Member shall then receive a Pension in accordance with Rule 9.1, at his actual date of. retirement based on his Final Pensionable salary and Pensionable service at that date, or

RULE 9 (continued)

     (b) The Member and Employer contributions cease to be paid from the Member's Normal Retirement Date. The Member shall then receive a Pension equal to that which he would have received had he retired at his Normal Retirement Date, increased by 0,75% per month for each month between his Normal Retirement Date and the date of actual retirement.

RULE 10 -- PAYMENT OF PENSIONS

10.1 Mode of Payment

     Pensions are payable in arrear in equal monthly instalments.

10.2 Period of Payment of Pension

     All Pensions are payable for the lifetime of the Pensioner. should the Pensioner die before he has received 60 monthly Pension payments, the Pension will continue until 60 monthly payments have been made.

10.3 Alternative Guaranteed Period

     With the consent of the Committee, which may not be reasonably withheld, the Member may at any time before his retirement elect that his Pension under the Fund, instead of being payable for a minimum period of sixty months, be payable at a reduced rate for a longer guaranteed period or alternatively be payable at an increased rate for a shorter guaranteed period. If an option under this Rule is exercised, then any reference elsewhere in the Rules to sixty monthly payments of the Member's Pension shall be amended accordingly.

10.4 Commutation of Pension

     A Member at retirement may elect to take in cash the full value of his Pension, and the full value of the benefit detailed in Rule 11.2.

     The cash amount payable to a Member exercising this option shall be determined by the Valuator.

                                                                       Page - 16


10.5 Joint Pension

     In lieu of the Pension to which he is entitled, a Member may at any time before his retirement elect a Pension that will continue to be payable for as long as he and / or his designated Dependant are alive. In this event the Pension on his own life will be adjusted in accordance with the ages of himself and his designated Dependant and the amount of Pension to be paid to the survivor.

                                                                       Page - 17

10.6 Pension Increases.

     On the advice of the Valuator the Committee may at its discretion, and subject to approval of the Principal Employer, increase the amount of Pension payable to any Pensioner after his retirement.

                                                                       Page - 18


RULE 11 -- DEATH BENEFITS

11.1 Payment of Benefits on the Death of a Member

     Subject; to the provisions of Rule 15:5. and Annexure II to these Rules and notwithstanding anything to the contrary elsewhere in these Rules or in any law, any benefit payable by the Fund in respect of a deceased Member shall not form part of the assets in the estate of such Member, but shall be dealt with in the following manner:

     (a) If the Fund within twelve months of the death of the Member becomes aware of or traces a Dependant or Dependants of the Member, the benefit shall be paid to such Dependant or, in such proportions as may be doomed equitable by the Committee, to such Dependants.

     (b) If the Fund does not become aware of or cannot trace any Dependant of the Member within twelve months of the death of the Member, and the Member has designated in writing to the Fund a nominee who. is not a Dependant of the Member, to receive the benefit or such portion of the benefit as is specified in writing to the Fund, the benefit or such portion of the benefit shall be paid to the nominee. Provided that where the aggregate amount of the debts in the estate of the Member exceeds the aggregate amount of the assets in the estate, so much of the benefit as is equal to the difference between such aggregate amounts of debts and such aggregate amounts of assets shall be paid into the estate and the balance of such benefit or the balance of such portion of the benefit as specified by the Member in writing to the Fund shall be paid to the nominee.

     (c) If a Member has a Dependant and the Member has also designated in writing to the Fund a nominee to receive the benefit or such portion of the benefit as is specified by the Member in writing to the Fund, the Fund shall within twelve months of the death of such Member pay the benefit or such portion thereof to such Dependant or nominee in such proportions as the Committee may deem equitable.

     (d) If the fund does not become aware of or cannot trace any Dependant of the Member within twelve months of the death of the Member and if the Member has not designated a nominee or if the Member has designated a nominee to receive a portion of the benefit in writing to the Fund, the benefit or the remaining portion of the benefit after payment to the designated nominee, shall be paid into the estate of the member or, if no inventory in respect of the Member has been received by the Master of the supreme Court in terms of Section 9 of the Estates Act (Act No. 66 of 1965), into the Guardian's Fund.

     (e) A payment by the Fund to a trustee contemplated by the Trust Property Control Act (Act No. 57 of 1988), for the benefit of a Dependent or a nominee contemplated in these Rules, shall be deemed to be a payment to such Dependant or nominee..

                                                                       Page - 19


11.2 Death of a Pensioner

     On the death of a Pensioner before sixty monthly instalments have been paid, the Pension will continue to be paid. until sixty monthly payments. have been made. After the sixty instalments have been paid, a Spouse's Pension equal to 50% of the Pension, before any commutation option was' exercised to which the Pensioner became entitled at the date of retirement, plus increases granted in terms of Rule 10.6 shall be payable for the lifetime of the Spouse. Notwithstanding the above, the Member may, at retirement, elect to commute all or part of the Spouse's Pension on death after retirement for a cash sum, as determined by the Valuator.

11.3 Death in Service after Normal Retirement Age

     Should a Member die in Service after Normal Retirement Age, the benefit payable shall be equal to the amount to which the Member would have become entitled, had he retired at his date of death.

RULE 12 -- WITHDRAWAL BENEFITS

On leaving the Service of an Employer, other than on retirement, a Member will not receive a benefit.

RULE 13 -- FINANCIAL PROVISIONS

13.1 The Committee shall have the full power, subject to the provisions of the Act, to lend, invest, to effect policies of insurance carrying Insurance issued to the Fund by a person or persons lawfully on insurance business within the meaning of the Act (Act No.27 of 1943), or put out at interest, place on deposit, make advances of, or otherwise deal with all the moneys of the Fund upon such securities and in such manner as it from time to time determines, and to realise, vary, reinvest, or otherwise deal with such securities as it from time to time determines; provided that:

     no loan or advance shall be made by the Fund to an Employer except that subject to the consent of the Registrar in terms of Section 19(6) of the Act, a loan may be made to an Employer and shares in the capital of an Employer may be purchased; provided that the total amount so invested shall not exceed 5% of the total assets of the Fund;

                                                                       Page - 20


13.2 The Committee, subject to the provisions of the Act, may obtain an overdraft from a bank, or borrow from an Employer or any other party, on such terms as it thinks fit, such sum as it approves for the purpose of completing any investment or for any other purpose of the Fund.

13.3 All securities shall be registered in the name of the Fund or in the name of a nominee company approved by the Registrar and no security shall be transferred, varied, disposed of, or otherwise alienated, except with the written approval of the Committee.

13.4 All title deeds and other securities belonging to or held by the Fund shall be kept in the safes or strongrooms at the registered office of the Fund or in a bank, as decided by the Committee.

13.5 All of the officers of the Fund Including the Committee and the Administrator shall be indemnified by the Fund against any looses or expenses incurred not resulting from their negligence, dishonesty or fraud.

                                                                       Page - 21


RULE 14 -- RECONSTRUCTION, TERMINATION AND PARTIAL TERMINATION OF THE FUND

14.1 Reconstruction

     If an Employer is wound up for the purpose of reconstruction in a similar or amended form, the reconstructed organisation shall have the right of taking the place of the Employer and, if it exercises such right, the Fund shall not be affected except that "Employer" shall then mean the organisation as reconstructed.

14.2 Termination

14.2.1 If all the Employers cease to carry on business or are wound up (whether voluntarily or not) in circumstances to which Rule 14.1 does not apply, or if the Principal Employer gives notice in writing to the Committee that the Employers' contributions are to be terminated; the Committee shall appoint a suitable person (who shall not himself be a Committee Member, and whose appointment shall be subject to the Registrar's approval) to act as liquidator of the Fund.

14.2.2 As from the date of the Registrar's approval of his appointment, the liquidator shall realise the assets of the Fund and, after payment of all expenses incurred in liquidating the Fund, apportion the proceeds amongst the Members, Pensioners, Deferred Pensioners and other beneficiaries on an equitable basis recommended by the Valuator and approved by the liquidator.

     In making such apportionment, the liquidator shall include each former Member who, during such period ending on the date of ceasing to carry on business, or termination of contributions, as the liquidator may decide, left Service for reasons accepted by the liquidator as not being attributable to the former Member's fraud or misconduct, but shall reduce the amount of the former Member's apportionment by the amount of the former Member's benefit on the termination of his Service.

                                                                       Page - 22

14.2.3 The amounts apportioned in terms of Rule 14.2.2 shall be dealt with as follows:

     (a) the amount available for a person in receipt of a Pension shall be applied to purchase an annuity for him from a Insurer;

     (b) the amount available for a person prospectively entitled to a Pension shall, as the liquidator in consultation with the Valuator may decide,

          (i)  be transferred to such person's benefit to an Approved Fund; or

          (ii) be applied to purchase an annuity for such person from a Registered insurer; or

          (iii) be paid to such person in cash;

     (c) if a person to whom a benefit is payable cannot be traced the benefit shall, notwithstanding the provisions of Rule 15.15, be disposed of in such manner as shall be provided for in the scheme of termination.

14.2.4 If all the Employers cease to contribute to the Fund as the result of a decision to establish, or participate in, another Approved Fund then, as an alternative to following the procedure set out above, the Principal Employer may instruct the Committee to transfer the assets of the Fund to the other Approved Fund in order that the liabilities of the Fund in respect of the Members, Pensioners, Deferred Pensioners and other beneficiaries shall be taken over by the other Approved Fund.

                                                                       Page - 23

14.3 Partial Termination.

14.3.1 If one of the Employers ceases to carry on business or is wound up (whether- voluntarily or not); the portion of the Fund relating to the active Members in the Service of that Employer shall be determined by the Valuator by reference to his assessment of the financial state of that portion of the Fund. Such portion shall be apportioned amongst the active Members concerned on an equitable basis recommended by the Valuator and approved by the Trustees. In making such apportionment the Valuator shall include each former Member who, during such period ending on the date of termination as the Valuator shall agree with the Committee, left Service for reasons which were not attributable to the former Member's fraud or misconduct; but shall reduce the amount of the former Member's apportionment by the amount of the former Member's benefit on the termination of his Service.

14.3.2 The amount available for each person referred to in Rule 14.3.1, shall, as the Committee, in consultation with the Valuator shall decide,

     (a)  be transferred for such person's benefit to an Approved Fund; or

     (b) be applied to purchase an annuity for such person from a Registered Insurer; or

     (c)  be paid to such person in cash.

14.3.3 If one of the Employers ceases to fall within the category of Employer as defined in Rule 2, then

     (a) If such Employer establishes, or participates in, another Approved Fund, the portion of the Fund relating to. the Active Members in the Service of that Employer shall be determined by the Valuator by reference to his assessment of the financial state of that portion of the Fund and the assets comprising that portion shall be transferred to the other Approved Fund in order that the liabilities of the Fund in respect of those Active Members under that portion of the Fund shall be taken over by the other Approved Fund, or

                                                                       Page - 24

     (b) if such Employer does not establish, or participate in, another Approved Fund,

          (i) subject to the consent of the Principal Employer and of the Committee, the Employer may elect to continue to contribute to the Fund in respect of its Employees; or

          (ii) the Employer may elect to withdraw wholly from the Fund, in which event the provisions of Rules 14.3.1 and 14.3.2 shall mutatis mutandis apply.

RULE 15 -- GENERAL PROVISIONS

15.1 Temporary Absence from Work

     (a) If a Member is temporarily absent from work, the Committee in consultation with the Employer, may regard such Member as remaining a
          Member:

          (i) for a period not exceeding two years if the absence is due to compulsory training in the Citizen Force or Commandos, or

          (ii) for a period not exceeding one year if absence is due to any other cause;

          provided no benefit has been paid in respect of the Member by the Fund.

     (b) If, at the expiry of the appropriate period of absence, the Member has not returned to work he shall be deemed to have left the Service and the provisions of Rule 12 shall apply.

15.2 Benefits not Assignable

     Except as otherwise provided in these Rules, no benefit payable under the Fund can be assigned, hypothecated, encumbered or alienated in any manner whatsoever.

15.3 Interpretation of Rules

     Any dispute arising as to the meaning or interpretation of these Rules shall be decided by the Committee whose decision shall be final and binding, provided that such decision is not inconsistent with the provisions of these Rules and provided further that if any party to such dispute is dissatisfied with the decision the Committee shall, on demand by such party, refer the dispute to arbitration, in accordance with the Rules and Regulations applicable to Arbitration under the laws of the Republic of South Africa prevailing at the time.

                                                                       Page - 25


15.4 Right of any Employer to Discharge Employees

     Membership of the Fund shall not in any way restrict the right of any Employer. to discharge any of its Employees. and the benefits provided under the Fund shall not be made the grounds for increasing a claim for damages in any action brought by a Member against his Employer.

                                                                       Page - 26

15.5 Lien in Favour of Employer

     If at the time a payment is made in terms of the Rules there is a debt or liability due by the Member to the Employer, there may, subject to compliance with the provisions of Section 37D of the Act, as set out in Annexure II to these Rules, be discharged therefrom the amount of such debt or liability or part thereof as the case may be, provided that if any amount is to be deducted from a retirement benefit to which the Member is entitled the amount of. the deduction shall be restricted to that portion of the benefit which is permitted to be taken as a lump sum benefit as defined in the Second Schedule of the Income Tax Act 1962, as amended, or such lesser amount, as is adequate to discharge the Member's debt or liability.

15.6 Reduction in remuneration

     If a Member's remuneration is reduced, the Committee shall determine whether or not the Member's Pensionable Salary shall be reduced for the purpose of the Fund and if so, to what extent.

15.7 Income Tax

     All payments of benefits in terms of these Rules are subject to any tax deductions where applicable under the Laws of the Republic of South Africa at the time of the payment.

15.8 Greater Benefits

     The Committee has the right, in consultation with the Valuator, and with approval of the Commissioner for Inland Revenue, to allocate greater benefits than those provided for in these Rules, subject to a maximum benefit of his Actuarial Reserve Value.

15.9 Continuation of Membership

     All Members are obliged to remain Members until withdrawal from Service, death or retirement, as the case may be.

15.10 Alienation of Benefits

     No Member or other person entitled to benefits in terms of the Rules of the Fund shall alienate any benefit or right to any benefit unless permitted by Rule 15.5. No such benefit or right shall be subject to any form of attachment or execution.

                                                                       Page - 27

15.11 Committee's Power Over Payment

     If, in the opinion of the Committee the Member, Dependant, beneficiary, nominee or any person otherwise entitled to benefits under these Rules:

     (a) is, owing to disease, mental disorder or defect not responsible for his actions, or is incapable of managing his affairs; or

     (b) is addicted to the excessive use of any drug or intoxicating liquors or is otherwise of intemperate habits; or

     (c)  is prodigal; or

     (d) has failed on account of imprisonment, desertion, divorce, or any other cause, to support persons dependent upon him for maintenance;

     The committee may, in its absolute benefit be paid wholly or partly to the Member, Dependent, beneficiary, nominee or any other person entitled to the benefit or to the Trustees appointed by the Committee in terms of a Trust registered with the Master of the Supreme Court for the benefit of the Member, Dependent, beneficiary, nominee or any other person entitled to a benefit.

15.12 Pensioners to Provide addresses and Evidence of Existence

     Each Pensioner and deferred Pensioner shall give notice in writing to the Administrator of his place of residence and of any change of address and shall, in addition, furnish the Administrator with such evidence of his existence, as shall be required from time to time.

15.13 Proof of Age

     Certified proof of age is required before the payment of any benefit under the Fund will be made.

                                                                       Page - 28

15.14 Unclaimed Moneys

     Notwithstanding anything to the contrary contained in these Rules, it is provided that if a Member who has left the Service of the Employer fails to claim any benefit to which the Member had become entitled in terms of Rule 12, within three years after the date on which such benefit becomes payable, such benefit shall revert to the Fund.

     Provided that after the expiry of the said three-year period the Committee shall instruct the Fund to pay the benefit to the Member or, if the Member has died to his Dependants, to retain the benefit for the Member in the Fund, or to pay the benefit to the Guardian's Fund.

15.15 Alterations of Rules

     Subject to the provisions of the Act and the approval of the Commissioner for Inland Revenue, the Committee may, with the concurrence of the Principal Employer, make new Rules or alter -or repeal any existing Rule.

     The Administrators shall notify the Registrar and the Commissioner for Inland Revenue in the Republic of South Africa and any other statutory authority who requires to be so notified of all amendments to these Rules.

15.16 Transfers to and from the Fund

     The Committee shall have the power to accept the transfer of members of another registered fund to the Fund and to authorise the transfer of Members to another registered fund.

     All such transactions shall be subject to the provisions of section 14 of the Act.

                                                                       Page - 29


                             BURLINGTON/SUN COURIERS
                            EXECUTIVE PROVIDENT FUND

                                   ANNEXURE I

Each and every Deposit Administration Policy, as defined in Rule 2 of these Rules, and issued in the name of the Fund, shall contain the following provisions:

     (a) the Insurer maintains in its books of account an account in respect of the Fund to which account is credited all amounts paid by the Fund to the insurer, plus either interest at the rate agreed upon between the Fund and the Insurer, and such bonuses as the Insurer declares from time to time, or such investment income and capital profits as are contractually deemed to accrue to the Fund from time to time.

     (b) the Insurer debits to such account all amounts withdrawn to provide benefits in terms of the Rules of the Fund, such administrative and other expenses as are agreed between the Fund and the insurer from time to time and such capital losses as may be contractually agreed to be for the account of the Fund from time to time; and

     (c) the Insurer's liability to the Fund at any given time in respect of the Deposit Administration Policy, is limited to the amount deemed to be standing to the credit of the said account after all credits and debits which have arisen up to that time have been taken into account.

                                [PAGE 30 MISSING]

                                                                       Page - 31

Extract (2)

     Extract from Section 37 of the Pension Funds Act, 1956 as amended

37D  Fund may make certain deductions from Pension benefits

     A Registered Fund may -:

     (a)  deduct any amount due to the fund in respect of:

          i)   a loan granted to a member in terms of Section 19 (5) (a); or

          ii) any amount for which the fund is liable under a guarantee furnished in respect of a loan by some other person to a member for any purpose referred to in Section 19 (5) (a),

          from the benefit to which the member or a beneficiary is entitled in terms of the Rules of the Fund, to an amount not exceeding the amount which in terms of the Income Tax Act, 1962 (Act No. 58 of 1962), may be taken by a member or Beneficiary as a lump sum benefit as defined in the Second Schedule of that Act;

     (b) deduct any amount due by a member to his employer on the date of his retirement or on which he ceases to be a member of the fund, in respect of,

          i) (aa) a loan granted by the employer to the member for any purpose referred to in Section 19 (5) (a); or

               (bb) any amount for which the employer is liable under a
                    guarantee furnished in respect of a loan by some other person to the member for any purpose referred to in Section 19 (5) (a),

               to an amount not exceeding the amount which in terms of the Income Tax Act, 1962, may be taken by a member or beneficiary as a lump sum benefit as defined in the Second Schedule to that Act; or

                                                                       Page - 32

          ii) compensation (including any legal costs recoverable from the member in a matter contemplated in sub-paragraph (bb)) in respect of any damage caused to the employer by reason of any theft, dishonesty, fraud or misconduct by the member, and in respect of which -

               (aa) the member has in writing admitted liability to the
                    employer; or

               (bb) judgement has been obtained against the member in any court, including Magistrates Court,

               from any benefit payable in respect of the member or a beneficiary in terms of the Rules of the Fund, and pay such amount to the employer concerned.

                                                                       Page - 33


                             BURLINGTON/SUN COURIERS
                            EXECUTIVE PROVIDENT FUND

Certified to be the Rules in force with effect 1 March 1993.

SIGNED


/s/ SIGNATURE ILLEGIBLE
-------------------------------------
CHAIRMAN: COMMITTEE OF MANAGEMENT


/s/ SIGNATURE ILLEGIBLE
-------------------------------------
COMMITTEE MEMBER


/s/ SIGNATURE ILLEGIBLE
-------------------------------------
PRINCIPAL OFFICER

3 JUNE 1993
DATE

CERTIFIED FINANCIALLY SOUND


/s/ SIGNATURE ILLEGIBLE
-------------------------------------
VALUATOR

8/6/93
DATE

                            FINANCIAL SERVICES BOARD

                           RAAD OP FINANSIELE DIENSTE

                  CERTIFICATE OF REGISTRATION OF A PENSION FUND

                SERTIFIKAAT VAN REGISTRASIE VAN 'N PENSIOENFONDS

    PENSION FUNDS ACT NO. 24 OF 1956. WET OP PENSIOENFONDSE NO. 24 VAN 1956.

                                                                     NO. 29227/R

It is certified that
Daar word gesertifiseer dat UNISERV EXECUTIVE PROVIDENT FUND has been registered in terms of section 4(7) of the Pension geregistreer is kragtens artikel 4(7) van die Wet op Pensioen

Funds Act, 1956.
fondse, 1956.

Dated at Pretoria, this ___________ day of Gedateer te Pretoria, op hede die TWENTY SIX dag van APRIL

One thousand Nine Hundred and
Eenduisend Negehonderd NINETY FOUR


                                        /s/ SIGNATURE ILLEGIBLE
                                        ----------------------------------------
                                        REGISTRATEUR VAN PENSIOENFONDSE
                                        REGISTRAR OF PENSION FUNDS

                             BURLINGTON/SUN COURIERS
                            EXECUTIVE PROVIDENT FUND

AMENDMENT NO. 1

With effect 1 October 1993 the following amendment shall be made to the Rules of the Fund:

RULE 2: DEFINITIONS

The definition of "Fund" shall be deleted and replaced by:-

"Fund" shall mean the Uniserv Executive Provident Fund.

All references to the "Burlington/Sun Couriers Executive Provident Fund" in the Rules shall be replaced by "Uniserv Executive Provident Fund".

Certified that the resolution in terms of which the amendment has been accepted as an amendment to the Rules of the Fund has been adopted in accordance with the provisions of the Rules of the Fund.

SIGNED


/s/ SIGNATURE ILLEGIBLE
-------------------------------------
CHAIRMAN:
COMMITTEE OF MANAGEMENT


/s/ SIGNATURE ILLEGIBLE
-------------------------------------
COMMITTEE MEMBER


/s/ SIGNATURE ILLEGIBLE
-------------------------------------
PRINCIPAL OFFICER

-------------------------------------
DATE

                        UNISERV EXECUTIVE PROVIDENT FUND

AMENDMENT NO. 2

With effect 1 March 1993, the Rules of the Fund shall be amended as follows:

RULE 13 2 - FINANCIAL PROVISIONS

Rule 13.2 shall be deleted and replaced by:

"The Committee of Management may obtain a temporary loan from a bank or borrow from an Employer or any other party, on such terms as it thinks fit, such sum as it approves for the purpose of bridging unforseen cash shortages, or for taking advantage of attractive investment opportunities. Provided that the aggregate amount of any such loan does not at any time exceed one half of the Fund's gross income from all sources during the immediately preceding financial year".

RULE 15.11 - COMMITTEE'S POWER OVER PAYMENT

The last paragraph of Rule 15.11 shall be deleted and replaced by the following:

"The Committee may, with the written consent of such person or his legal representative or as directed by a court, direct that the benefit be paid wholly or partly to the dependents of such person or to trustees approved by the Committee in terms of a Trust registered under the Trust Property Control Act (Act No. 57 of 1988), for the benefit of the person or his dependants".

Certified that the Resolution in terms of which the amendment to the Rules of the Fund has been accepted, has been adopted in accordance with the provisions of the rules of the Fund.

SIGNED


/s/ SIGNATURE ILLEGIBLE
-------------------------------------
CHAIRMAN:
COMMITTEE OF MANAGEMENT


/s/ SIGNATURE ILLEGIBLE
-------------------------------------
COMMITTEE MEMBER


/s/ SIGNATURE ILLEGIBLE
-------------------------------------
PRINCIPAL OFFICER

DATE ILLEGIBLE
DATE

                                 AMENDMENT NO. 3

                        UNISERV EXECUTIVE PROVIDENT FUND

                                  12/8/29227/1

Extract from the minutes of a meeting of a Committee of Management meeting held at Bedfordview on 12 Nov, 1998.

RESOLVED that effective 1 September 1998 the RULES of the FUND be amended as follows:

RULE 9.2 PENSION ON VOLUNTARY EARLY RETIREMENT

RULE 9.2 shall be deleted in its entirety and be replaced by:

With the consent of the EMPLOYER, a MEMBER, provided he is within ten years of NORMAL RETIREMENT AGE, may elect to retire early.

In this event the MEMBER shall be entitled to a Pension determined in accordance with the formula contained in RULE 9.1 for the period of PENSIONABLE SERVICE up to the date of early retirement, and the amount so calculated shall be reduced by a percentage as follows:

9.2.(a) Executives appointed prior to 30 June 1991.

     0,50% per month by which the early retirement date precedes the MEMBER'S NORMAL RETIREMENT date.

9.2.(b) Executives appointed after 1 July 1991.

     0,25% per month by which the early retirement date precedes the MEMBER'S NORMAL RETIREMENT.

RULE 10.6 shall be added as follows:

Purchase of Pensions

Any Pension payable in terms of RULE 9 may, with the consent of the COMMITTEE acting on the advice of the Valuator, on application by a MEMBER, be purchased from an INSURER in the MEMBER'S name. On payment of the value of the Pension as determined by the Valuator to the INSURER, the FUND shall have no further liability to the MEMBER.

The reason for the Amendment is to enhance the early retirement benefits, and to allow for the purchase of annuities from an Insurer.

Certified that the above resolution has been adopted in accordance with the RULES of the FUND.


/s/ SIGNATURE ILLEGIBLE                 /s/ SIGNATURE ILLEGIBLE
-------------------------------------   ----------------------------------------
CHAIRMAN                                PRINCIPAL OFFICER


/s/ SIGNATURE ILLEGIBLE
-------------------------------------
COMMITTEE MEMBER

CERTIFIED FINANCIALLY SOUND


/s/ SIGNATURE ILLEGIBLE                 10/12/98
-------------------------------------   DATE
VALUATOR

                            CLEMANS, MURFIN & ROLLAND

                            Telephone: (011) 331-3836

                            Fax        (011) 331-5840

DATE: 24/7/98                           FROM: Bert Brooklyn

TOTAL PAGES: 1                          FAX NO: 886 6466

Too: ELMARIG

COMPANY: C.B.C.

MESSAGE: Uniserv Executive Provident Fund

Our conversation. Factors from AW 50 to 54.

Age    Males   Females
---    -----   -------
 50   12.415   12.608
 51   12.289   12.486
 52   12.157   12.358
 53   12.019   12.224
 54   11.874   12.084

                        UNISERV EXECUTIVE PROVIDENT FUND
                                  12/8/29227/1

                                 AMENDMENT NO 4

Extract from the minutes of a Committee of Management meeting held at Bedfordview on 12 November 1998.

RESOLVED that effective 1 December 1998, RULE 3 be deleted and replaced by:

RULE 3 - COMMITTEE OF MANAGEMENT

3.1        GENERAL

3.1.1 The COMMITTEE shall direct, control and oversee the operations of the FUND in accordance with the applicable laws and the RULES.

3.1.2 The COMMITTEE shall consist of a minimum of 4 members, unless the FUND has received exemption in terms of Section 7B of the ACT.

3.1.3 Up to 50% of the COMMITTEE (and alternates to act in their absence) shall be appointed by the PRINCIPAL EMPLOYER and shall be known as EMPLOYER TRUSTEES.

3.1.4 At least 50% of the COMMITTEE (and alternates to act in their absence) shall be elected by MEMBERS as set out in RULE 3.2 and shall be known as MEMBER TRUSTEES.

3.1.5 A TRUSTEE may resign at any time on giving written notice to the COMMITTEE.

3.1.6 An EMPLOYER TRUSTEE may be removed by the PRINCIPAL EMPLOYER from office at any time and a new TRUSTEE and his alternate appointed.

3.1.7 The MEMBERS may remove a MEMBER TRUSTEE from office if the MEMBERS resolve to do so at a special MEMBERS' meeting.

3.1.8      A TRUSTEE shall not hold office or shall cease to hold office if:

3.1.8.1    he is removed in accordance with RULES 3.1.6 or 3.1.7 or

3.1.8.2    he resigns in terms of RULE 3.1.5 or

3.1.8.3    he is mentally or physically incapable of acting or

3.1.8.4 his estate is or has been sequestrated or surrendered or assigned in favour of his creditors or

3.1.8.5    he is an unrehabilitated insolvent or

3.1.8.6 he is or has been removed by any competent court from any office of trust on account of misconduct or

3.1.8.7 he is or has been convicted by any competent court and sentenced to a prison term without the option of a fine or to a fine exceeding R100 for one of the following:- theft, fraud, forgery, or uttering a forged document, perjury, an offence under the Prevention of Corruption Act, or any offence involving dishonesty or

3.1.8.8    he is a minor or

3.1.8.9    he is not re-elected by the MEMBERS as set out in RULE 3.2 or

3.1.8.10   in the case of a MEMBER TRUSTEE his period of office expires

3.1.9 A MEMBER TRUSTEE shall hold office until the second anniversary following his election or for any such other period as may be agreed upon between the COMMITTEE, EMPLOYER and MEMBERS.

3.1.10     A MEMBER TRUSTEE shall be eligible for re-election.

3.1.11     An EMPLOYER TRUSTEE shall be eligible for reappointment

3.2        MEMBER TRUSTEES

3.2.1 The PRINCIPAL EMPLOYER shall call a meeting of, or poll, the MEMBERS in order to elect the initial MEMBER TRUSTEES and their alternates on giving 14 working days notice in writing to all MEMBERS.

3.2.2 The MEMBERS shall be polled by the COMMITTEE to meet within 2 months of each second anniversary date, or on such other date as may be agreed upon by the COMMITTEE, EMPLOYER and MEMBERS, following the election of the MEMBER TRUSTEES, as set out in RULE 3.2.1, in order to elect new or re-elect the MEMBER TRUSTEES and their alternates.

3.2.3 A special MEMBERS' meeting or poll of the MEMBERS shall be called by the COMMITTEE if 25% or more of the MEMBERS submit a petition outlining the agenda for such a special meeting and/or poll to the COMMITTEE. Any such meeting and/or poll must be held within 21 working days of the submission.

3.2.4 The COMMITTEE shall give 14 working days notice in writing to all MEMBERS of any meeting and/or poll as set out in RULES 3.2.2 and 3.2.3.

3.2.5 The MEMBERS shall elect at any meeting a chairman from amongst themselves to preside at that meeting.

3.2.6 Each MEMBER (including a MEMBER TRUSTEE) shall have 1 vote and a majority decision shall be binding.

3.2.7 The chairman of any meeting shall have a deliberative as well as a casting vote.

3.2.8      No proxy votes shall be allowed.

3.2.9 The voting at any meeting shall be done either by secret ballot or by a show of hands as the chairman shall decide.

3.2.10     50% of the MEMBERS shall form a quorum at any meeting.

3.2.11 Unless at least 50% of the MEMBERS vote in the event of a poll, any decision under such poll shall be invalid.

3.3        COMMITTEE MEETINGS

3.3.1      COMMITTEE meetings shall be held at least once a year.

3.3.2 Special COMMITTEE meetings may be called at any time provided 2 or more TRUSTEES submit a petition outlining the agenda for such a special meeting to the COMMITTEE.

3.3.3 The chairman shall give the TRUSTEES 14 working days notice in writing of a meeting set out in RULES 3.3.1 or 3.3.2.

3.3.4 A chairman shall be elected by the TRUSTEES, provided that if that person is absent, the remaining TRUSTEES may elect a chairman for the purposes of the meeting from among themselves.

3.3.5 The chairman elected in terms of RULE 3.3.4 shall hold office for such period as the COMMITTEE decides, provided that he may be removed by the COMMITTEE at any time.

3.3.6      50% of the TRUSTEES shall constitute a quorum provided that:

3.3.6.1 if the BOARD consists of 4 TRUSTEES or less, all the TRUSTEES shall constitute a quorum.

3.3.6.2    at least 50% of the quorum are MEMBER TRUSTEES.

3.3.7 Each TRUSTEE shall have 1 vote, provided that the chairman shall have a deliberative as well as casting vote.

3.3.8      The decision of the majority of the TRUSTEES shall be binding.

3.3.9 Proxy votes shall be allowed provided that the chairman is notified prior to the meeting.

3.3.10 The voting shall be done by secret ballot or by a show of hands as the chairman shall decided.

3.3.11 A resolution in writing signed by all the TRUSTEES shall be of the same force and effect as a resolution passed at a COMMITTEE meeting.

3.4        DUTIES OF THE COMMITTEE

           The duties of the COMMITTEE shall be to:

3.4.1      Ensure that proper books are kept as set out in RULE 3.7.

3.4.2      Ensure that proper minutes are kept as set out in RULE 3.5.

3.4.3 Ensure that proper control systems are employed by or on behalf of the COMMITTEE.

3.4.4 Ensure that adequate and appropriate information is communicated to the MEMBERS informing them of their rights, benefits and obligations in terms of the RULES.

3.4.5 Take all reasonable steps to ensure that contributions are paid timeously to the FUND in accordance with the ACT.

3.4.6 Obtain expert advice on matters where the TRUSTEES may lack sufficient expertise.

3.4.7 Ensure that the RULES comply with the ACT, the Financial Institutions (Investment of funds) Act 1984, and all other applicable laws.

3.4.8      Act with due care, diligence and good faith.

3.4.9      Avoid conflicts of interest.

3.4.10 Act with impartiality in respect of all MEMBERS, DEPENDANTS and NOMINEES.

3.4.11 Take all reasonable care to protect the MEMBER'S interests in terms of the RULES and ACT, especially in the event of:

3.4.11.1 an amalgamation or transfer of business in terms of Section 14 of the ACT.

3.4.11.2   withdrawal of a participating EMPLOYER

3.4.11.3 a reduction in or termination of a participating EMPLOYER'S contributions.

3.4.11.4   an increase in the MEMBER'S contributions

3.4.11.5   a decrease in benefits in terms of the RULES.

3.4.11.6 Maintain strict confidentiality regarding all information obtained in respect of all parties in any way concerned under these RULES whilst carrying out their duties.

3.4.11.7 Carry out their other duties and exercise their other powers as may be shown elsewhere in the RULES.

3.4.11.8 Make decisions, in consultation with the PRINCIPAL EMPLOYER, in the event of an occurrence which has not been provided for in the RULES, provided that such decision shall be consistent with the provisions of the RULES, the ACT and the INCOME TAX ACT.

3.4.11.9 Make arrangements and do anything which shall be consistent with the provisions of the RULES, the ACT and the INCOME TAX ACT.

3.5        MINUTE BOOK

3.5.1      Minutes of all COMMITTEE meetings shall be kept.

3.5.2 COMMITTEE resolutions and decisions must be recorded in the minute book.

3.5.3 The pages of the minuted book shall be bound in such a way as to render the withdrawal or insertion of a page impossible and all pages shall be numbered consecutively.

3.6        APPOINTMENTS

           The COMMITTEE -

3.6.1 Shall appoint a PRINCIPAL OFFICER in terms of Section 8 of the Act, provided that if the PRINCIPAL OFFICER is absent from the Republic of South Africa for more than 30 days or is otherwise unable to perform his duties, the COMMITTEE shall appoint another person to act as PRINCIPAL OFFICER for the period of his absence or inability and shall advise the REGISTRAR of such person's name and address.

3.6.2 May appoint, if necessary, a secretary and such other officers on such terms and conditions and for such periods as it may determine from time to time.

3.6.3 Shall appoint an AUDITOR. The AUDITOR will have access to all books, vouchers and other documents pertaining to the FUND and must certify the result of each audit in the form of a balance sheet. The same to be lodged with the REGISTRAR within six months of the expiration of the FINANCIAL YEAR.

3.6.4 Shall appoint a LIQUIDATOR as set out in Section 28(2) of the ACT if the FUND is liquidated.

3.6.5 Shall appoint a Manager to administer the FUND. The address of the ADMINISTRATORS shall be at the registered office of the FUND.

3.7        BOOKS OF THE FUND

3.7.1 The COMMITTEE shall ensure that proper accounts, entries, registers and records as are essential for the proper working of the FUND be kept.

3.7.2      The books of account shall be made up at the end of each FINANCIAL
           YEAR.

3.7.3 The COMMITTEE shall keep a register at the registered office of the FUND containing the following:

3.7.3.1 the full name of each TRUSTEE, his identity number, date of birth, nationality, occupation, residential address, business address and postal address and the date of appointment as a TRUSTEE, together with any changes to the above information

3.7.3.2    the postal address and registered office of the FUND

3.7.3.3    particulars of any AUDITOR

3.7.3.4 particulars of any INSURER involved in the FUND, excluding an INSURER utilised for the purpose of purchasing pensions

3.7.3.5    particulars of any ACTUARY.

3.8        EXPENSES

3.8.1 The TRUSTEES, PRINCIPAL OFFICER and any officers of the COMMITTEE shall not be entitled to any remuneration for their services.

3.9        INDEMNIFICATION

3.9.1 The TRUSTEES and all other officers of the FUND will be indemnified by the PRINCIPAL EMPLOYER against all proceedings, costs and expenses incurred by reason of any claim in connection with the FUND not arising from their negligence, dishonesty or fraud.

3.9.2 The COMMITTEE shall insure the FUND against any loss resulting from the dishonesty or fraud of any of its officers (including the TRUSTEES).

3.10       SIGNING OF DOCUMENTS

           The chairman and one other TRUSTEE, so authorised by the COMMITTEE shall sign any contract, document or agreement which is binding on the FUND, provided that any documents to be deposited with the REGISTRAR shall be signed as prescribed in the ACT.

3.11       POWER OF THE TRUSTEES

3.11.1 The TRUSTEES shall authorise the ADMINISTRATORS to open a banking account in the name of the FUND, and all monies received on behalf of the FUND shall be deposited therein.

3.11.2     The TRUSTEES shall have the power, subject to the provisions of
           Section 19 of the ACT and this RULE, to invest in immovable property, otherwise invest, lend, put out at interest, place on deposit, make advance of, or otherwise deal with all the monies of the FUND upon such securities and in such manner as they from time to time determine, and to dispose of immovable property, and realise, vary, re-invest, or otherwise deal with securities and other investments as they from time to time determine; provided that no loan shall be made to a MEMBER.

3.11.3 The TRUSTEES may delegate their powers to make investments of any type to a financial institution.

3.11.4 The TRUSTEES may invest in immovable property subject to the conditions laid down by the REGISTRAR.

3.11.5 The TRUSTEES may obtain an overdraft from a bank, or borrow from an EMPLOYER or any other party, on such terms as they think fit, such sum as they approve for the purpose of completing any investment or meeting any temporary unforeseen cash shortage, and for this purpose may give such security as they decide provided that the aggregate amount of such loans does not at any time exceed one-half of the FUND'S gross income from all sources during the immediately preceding FINANCIAL YEAR.

           The reason for the amendment is to comply with the regulations relating to the management of the FUND.

           Certified that the above resolution has been adopted in accordance with the RULES of the FUND.


/s/ SIGNATURE ILLEGIBLE
-------------------------------------
CHAIRMAN


/s/ SIGNATURE ILLEGIBLE
-------------------------------------
TRUSTEE


/s/ SIGNATURE ILLEGIBLE
-------------------------------------
PRINCIPAL OFFICER

                        UNISERV EXECUTIVE PROVIDENT FUND

                                  12/8/29227/1

                                 AMENDMENT NO. 5

Extract from the minutes of a meeting of the Committee of Management of the Uniserv Executive Provident Fund held at Randburg on 5 November 2001

RESOLVED: That with effect from 01 October 2001 the RULES of the FUND be amended as follows:

RULE 1 - GENERAL

Paragraph 3 of RULE 1 shall be deleted and replaced by:

The Registered Office of the Fund shall be at Surrey Place, 291 Surrey Avenue, Ferndale, Randburg 2194 and all payments due to or by the FUND shall be made at the Registered Office of the FUND in the currency of the Republic of South Africa or elsewhere, on such terms and in such manner as the Committee of Management appointed in terms of the RULES shall decide.

RULE 2 - DEFINITIONS

The definition of APPROVED FUND shall be deleted and replaced by:

"APPROVED FUND" shall mean a fund approved by the Commissioner for Inland Revenue and registered by the REGISTRAR as a pension, provident, retirement annuity fund or preservation provident fund. It is specifically provided that the PRINCIPAL EMPLOYER shall be a participating Employer in a preservation provident fund before any payment is made to the preservation provident fund.

The following definition shall be added:

"ADJUDICATOR" shall mean the Pension Funds ADJUDICATOR appointed under section 30c (1) of the ACT.

The reason for the amendment is to change the registered address and to conform to Financial Services Board and Commissioner for Inland Revenue requirements.

Certified that the above resolution has been adopted in accordance with the RULES of the FUND.


/s/ SIGNATURE ILLEGIBLE
-------------------------------------
CHAIRMAN
COMMITTEE OF MANAGEMENT


/s/ SIGNATURE ILLEGIBLE
-------------------------------------
COMMITTEE MEMBER


/s/ SIGNATURE ILLEGIBLE
-------------------------------------
PRINCIPAL OFFICER

                        UNISERV EXECUTIVE PROVIDENT FUND

                                  12/8/29227/1

                                 AMENDMENT NO.6

Extract from the minutes of a meeting of the Trustees of the Uniserv Executive Provident Fund ("the FUND"), held at the registered address of the FUND on 11 November 2003.

RESOLVED

That with effect from 1 November 2003, the following amendments be made to the RULES of the FUND:

1.   RULE 2 - Definitions

     The definitions "Fund" and "Revision Date" shall be deleted and replaced by the following definitions:

     " "FUND" shall mean the UTi Executive Provident Fund."

     " "Revision Date" shall mean 1 February in each subsequent year."

2.   RULE 3.13 - Appointment and Removal of Trustees

     RULE 13.13 shall be added to the RULES:

     "13.13 Appointment and Removal of Trustees

          Unless the FUND has been exempted from the requirement in terms of section 78(1)(b) of the ACT, the MEMBERS shall have the right to select from their own number at least one-half of the TRUSTEES as specified in RULE 13.1. Those TRUSTEES not so elected by the MEMBERS shall be appointed by the PRINCIPAL EMPLOYER.

          The PRINCIPAL EMPLOYER, in respect of EMPLOYER appointed TRUSTEES, may nominate an alternate to act during the absence of a TRUSTEE and may at any time remove a TRUSTEE or alternate by giving notice in writing to the TRUSTEES of his intention so to do. The MEMBERS, in respect of MEMBER elected TRUSTEES, may nominate an alternate to act during the absence of a TRUSTEE and may at any time remove a TRUSTEE or alternate by giving notice in writing to the TRUSTEES of their intention so to do. Where a vacancy arises as a result of the removal of a TRUSTEE, or resignation in accordance with RULE 10.4, the PRINCIPAL EMPLOYER and/or MEMBERS shall re-appoint or re-elect a replacement TRUSTEE, whichever is applicable, without delay."

Reasons for the amendment are:

(a) to effect a change of name of the Fund so that the name of the Fund coincides with the name of the holding company;

(b) to change the Revision Date of the Fund to tie in with the financial year end of the holding company;

(c) to make provision for the election of member trustees from the ranks of members of the Fund.

Certified that the above Resolution has been adopted in accordance with the RULES of the FUND.


/s/ SIGNATURE ILLEGIBLE                 24 June 2004
-------------------------------------   Date
CHAIRMAN


/s/ SIGNATURE ILLEGIBLE                 24 June 2004
-------------------------------------   Date
TRUSTEE


/s/ SIGNATURE ILLEGIBLE                 25 June 2004
-------------------------------------   Date
PRINCIPAL OFFICER

FINANCIAL SERVICES BOARD

Rigel Park 446 Rigel Avenue South Erasmusrand Pretoria South Africa PO Box 35855 Menlo Park Pretoria South Africa 0102
Tel(012) 428-8000 Fax (012)347-0221 e-Mail info@fsb.co.za
Int +27 12 428.8000 Int +27 12 347-0221 Toll free 0800110443
Internet: http.www.fsb.co.za

Enquiries : Betty Lesufi                D. Dialling No.: (012) 428 8165
Our ref :   12/8/29227                  Fax :            (012) 347 0221
Date :      08 November 2005            e-mail :         betty@fsb.co.za

CORNE SLOANE
GLENRAND M.I.B
PO BOX 3529
RANDBURG 2125

Dear Sir

AMENDMENT NO. 6: UNISERV EXECUTIVE PROVIDENT FUND

Your letter of 19 May 2004 refers. I have enclosed a copy of the Amendment no-6 duly approved and registered in terms of section 12(4) of the Pension Funds Act, No. 24 of 1958.

Yours faithfully


-------------------------------------
Betty Lesufi
For: REGISTRAR OF PENSION FUNDS
Case no. 94315

Board Members:     Dr CDR Rustomjee (Chairperson) AM Sithole (Deputy
                   Chairperson) BM Hawksworth Ms JV Mogadime Ms CWN Molope Prof
                   PJ Sutherland Ms Lm Mojela Ms HS Wilton
Board Secretary:   SB Makgalemele
Executive Officer: RJG Barrow